                                              UNITED STATES BANKRUPTCY COURT
                                                   DISTRICT OF DELAWARE


                                                                  Case No. 01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.) et al.             Reporting Period:  January-2002


                                                 MONTHLY OPERATING REPORT
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Document     Explanation
REQUIRED DOCUMENTS                                                Form No.          Attached      Attached
-----------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                       MOR-1              Refer to company forms
     Bank Reconciliation (or copies of debtor's bank
      reconciliations)                                            MOR-1 (CON'T)      Refer to company forms
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                           MOR-2              Refer to company forms
Balance Sheet                                                     MOR-3              Refer to company forms
Status of Postpetition Taxes                                      MOR-4              Refer to company forms
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                              MOR-4              Refer to company forms
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                      MOR-5              Refer to company forms
Debtor Questionnaire                                              MOR-5              Refer to company forms


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                                   Date


_______________________________________
Signature of Joint Debtor                             Date

/s/Mike Healy
_______________________________________
Signature of Authorized Individual*                   Date

Mike Healy                                            SVP Finance
_______________________________________
Printed Name of Authorized Individual                 Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                                         FORM MOR
                                                                                         (9/99)


                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                                Case No  01-10539
EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                  Reporting Period:  January-2002__


                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Document      Explanation
REQUIRED DOCUMENTS                                                              Form No.             Attached       Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                         MOR-1                     X
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)        Available upon request
     Copies of bank statements                                                                       Available upon request
     Cash disbursements journals                                                                     Available upon request
Statement of Operations                                                         MOR-2                     X
Balance Sheet                                                                   MOR-3                     X
Status of Postpetition Taxes                                                    MOR-4                     X
    Copies of IRS Form 6123 or payment receipt                                                       Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                            MOR-4                Given on Balance Sheet
    Listing of aged accounts payable                                                                 None
Accounts Receivable Reconciliation and Aging                                    MOR-5                None
Debtor Questionnaire                                                            MOR-5                     X



        EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                 Reporting Period:           January-2002
                                                                                                                   Form: Mor 1

                                                             STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   current reporting       Cumulative
                                                                                         month          filing to date

---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities

   Net Loss                                                                           (4,314,088)        (2,692,887,072)
   Adjustments to reconcile net loss to net cash used for operating activities:
      Depreciation and amortization                                                   18,297,558             83,308,837
      Non cash, merger, restructuring and asset impairment charges                       992,718          2,511,642,734
      Non cash reorganization charges                                                (59,571,211)           (59,571,211)   (2)
      Impairment loss on private investments                                                                 12,564,518
      Non cash intercompany charges                                                   (1,315,764)           (15,590,509)
      Remeasurement (gain) loss on Euro denominated senior notes                      (8,161,107)           (14,931,237)
      Amortization of deferred stock compensation                                         28,843                203,086
      Loss on equity method investments                                                                       4,234,449
   Changes in operating assets and liabilities
      Accounts receivable                                                             49,698,182            116,117,105
      Prepaid expenses and other current assets                                        1,511,164              7,821,985
      Accounts payable                                                                 5,063,738             38,129,860
      Accrued expenses                                                               (18,954,013)            22,800,615
      Accrued interest payable
                                                                               -----------------------------------------
Net cash used for operating activities                                               (16,723,980)            13,843,160
                                                                               -----------------------------------------

Cash flows from investing activities
      Capital expenditures                                                            (3,864,353)           (16,029,690)
      Proceeds from sale of fixed assets
      Receipts from (funding of) other subsidiaries entities                          (2,367,571)           (24,834,410)   (1)
      Decrease of restricted cash equivalents and investments                            228,402             13,152,220
      Proceeds from sale of securities                                                                        5,005,228
      Other assets                                                                    (2,052,199)            (3,471,931)
                                                                               -----------------------------------------
Net cash used for investing activities                                                (8,055,721)           (26,178,583)
                                                                               -----------------------------------------

Cash flows from financing activities
   Proceeds from issuance of common stock. Net                                             1,210                 44,250
   Repayment of debt                                                                  (6,451,504)            (6,784,426)
                                                                               -----------------------------------------
Net cash provided by financing activities                                             (6,450,294)            (6,740,176)
                                                                               -----------------------------------------

Net increase (decrease) in cash and cash equivalents                                 (31,229,995)           (19,075,599)
   Effects of exchange rates on cash and cash equivalents                               (270,819)              (712,633)
Cash and cash equivalents at beginning of period                                      89,359,033             77,646,451
                                                                               -----------------------------------------
Cash and cash equivalents at end of period                                            57,858,219             57,858,219
                                                                               =========================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                -----------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                        75,905,483            287,616,296
                                                                                =========================================

Note 1: Foreign subsidiary funding is as follows( See attached Schedule)               2,200,000             13,923,402
                                                                                ==========================================
Note (2): The January 2002 financials reflect the sales of substantially all the assets to
          Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31, 2002.


            EXDS, Inc. (f/k/a Exodus Communications, Inc.)                      Reporting Period:            January-2002
                                                                                                              Form: Mor 2
                                                          STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
                                                                              current reporting       Cumulative
                                                                                  month            filing to date
------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                  49,421,061             230,994,607

Total Cost of Goods Sold                                                       52,432,520             248,999,033
                                                                   -----------------------------------------------
    Gross Margin                                                               (3,011,459)            (18,004,426)

Operating Expenses:
Research & Development                                                          1,791,429               7,258,729
Sales                                                                           7,066,504              35,617,970
Marketing                                                                       1,050,213               4,119,064
G&A                                                                            27,695,590              90,257,046
Merger, Restructuring & Asset Impairment Charges                                6,023,026           1,642,074,194
Reorganization Items                                                          (26,953,603)             63,518,165
GW Amort & Other Intangibles
                                                                   -----------------------------------------------
  Total Operating Expenses                                                     16,673,159           1,842,845,168
                                                                   -----------------------------------------------

    Operating Margin                                                          (19,684,618)         (1,860,849,594)

Other Expenses / (Income)
Interest Income                                                                  (189,782)             (1,031,666)
Interest Expense                                                                1,195,072               3,639,776
Other Income                                                                      (19,551)               (208,405)
Other Expense                                                                 (13,986,710)             (4,669,530)
Net Loss From Equity Investment                                                                         4,234,448
Intercompany Expense / (Income)                                                (2,369,559)            (19,690,673)

                                                                   -----------------------------------------------
                   Total Other Expenses / (Income)                            (15,370,530)            (17,726,050)
                                                                   -----------------------------------------------

                                                                   -----------------------------------------------
Profit / (Loss) before Tax                                                     (4,314,088)         (1,843,123,544)
                                                                   -----------------------------------------------
Tax
                                                                   -----------------------------------------------
Profit / (Loss) after Tax                                                      (4,314,088)         (1,843,123,544)

Cumulative Effect on SAB 101
                                                                   -----------------------------------------------
   Profit / (Loss) after Tax &
  Cumulative Effect on SAB 101                                                 (4,314,088)         (1,843,123,544)
                                                                   ===============================================

Footnote (1 ): See Fixed Asset footnote attached

MEMO:
Reorganization expenses included above
Professional Fees                                                                 285,405               2,419,791
U.S. Trustee Quarterly Fees                                                                                10,000
(Gain) Loss from Sale of Assets                                               (40,675,205)            (40,675,205)    (1)
Debtor In Possession Loan Commitment fee                                        2,136,197               4,492,735
Write-off of Foreign Subsidiaries in Liquidation                                                       58,770,553
Provision for Lease Rejection Claim Adjustment and settlements                 11,300,000              38,500,291
Other Reorganization Expenses
                                                                   -----------------------------------------------
                                                                              (26,953,603)             63,518,165
                                                                   ===============================================
Note (1): The January 2002 financials reflect the sale of substantially all the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31, 2002.


EXDS, Inc. (f/k/a Exodus Communications, Inc.)                         Reporting Period:         January-2002
                                                                                                 Form: Mor 3
                                                    BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------
                                                                   Book value at
                                                                   end of current           Book value
                                                                   reporting month       September 30, 2001
------------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                             11,995,776           43,706,355
Marketable Securities                                                 45,862,443           33,940,096
Trade A/R, net of allowance for doubtful accounts                        779,997          199,507,415
Intercompany Receivable                                                7,177,281          941,616,410     (1)
Other Current Assets                                                 471,839,997           72,879,234     (2)
                                                             -----------------------------------------
  Total Current Assets                                               537,655,494        1,291,649,510
                                                             -----------------------------------------

Fixed Assets, Gross                                                   31,368,126        1,736,596,293     (2)
Accumulated Depreciation                                                                 (300,603,830)
                                                             -----------------------------------------
  Property and Equipment, Net                                         31,368,126        1,435,992,463
                                                             -----------------------------------------

Restricted Cash Equivalents and Investments                           15,574,391           28,726,610
LT Prepaids & Deposits                                                 6,337,721           23,123,859
Investments                                                            1,573,138           19,480,710
Other Assets                                                              31,139          509,368,320
                                                             -----------------------------------------
  Total Other Assets                                                  23,516,389          580,699,499
                                                             -----------------------------------------
    Total Assets                                                     592,540,009        3,308,341,472
                                                             =========================================

Current Liabilities:
Accounts Payable                                                      19,403,147            9,012,257
Intercompany Payables
Deferred Revenue                                                      12,318,778           32,580,079
Merger & Restructuring Accrual                                         3,936,621            3,821,291
Accrued Expenses Payable                                              74,605,134           12,573,564
                                                             -----------------------------------------
  Total Current Liabilities                                          110,263,680           57,987,191
                                                             -----------------------------------------

Deferred Rent                                                          4,334,690           11,972,654
                                                             -----------------------------------------
  Total Long Term Liabilities                                          4,334,690           11,972,654
                                                             -----------------------------------------
    Total Liabilities not Subject to Compromise                      114,598,370           69,959,845
                                                             -----------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable                                     59,702,498           55,980,308
Unsecured Debt - Restructure Accrual                                 240,754,662          282,683,202
Unsecured Debt - AP & Accruals                                       193,774,523          204,452,471
Secured Debt - Loans & Leases                                        147,169,103          153,877,723
Senior Notes                                                       1,901,045,000        1,916,320,000
Convertible Debt                                                     992,861,000        1,005,461,000
                                                             -----------------------------------------
Total Liabilities subject to Compromise                            3,535,306,786        3,618,774,704
                                                             -----------------------------------------
    Total Liabilities                                              3,649,905,156        3,688,734,549
                                                             -----------------------------------------

Shareholders Equity
Capital Stock                                                            585,848              582,588
Additional Paid in Capital                                         3,428,889,546        3,416,248,556
Unrealized Gain/Loss Available                                            (2,878)          (3,075,702)
Exchange Difference                                                           23                 (245)
Deferred Stock Compensation                                             (340,628)            (543,714)
Accumulated Deficit                                               (6,485,674,058)      (3,792,781,560)
Dividends                                                               (823,000)            (823,000)
                                                             -----------------------------------------
Total Shareholders Equity                                         (3,057,365,147)        (380,393,077)
                                                             -----------------------------------------
    Total Liabilities & Shareholders Equity                          592,540,009        3,308,341,472
                                                             =========================================

Footnote (1): See Intercompany Foreign Sub Schedule attached
Note (2): The January 2002 financials reflect the sales of substantially all the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31, 2002.
Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise

       EXDS, Inc. (f/k/a Exodus Communications, Inc.)
       Schedule for Foreign Sub Intercompany Activity-Post Petition
   Oct-01 thru Jan-02
   Case No. 01-10539

                                       EX UK       GC-UK      Ex Germany     Ex NL     GC NL      EX FR     GC FR    EX Ireland
                                    -------------------------------------------------------------------------------------------
Current Month-Jan 02
--------------------
Funding
Intercompany Charges                  1,081,915                    256,651
Return Of Funds
AR-Receipts received by Exds, Inc.     (676,619)

                                    -------------------------------------------------------------------------------------------
Jan 02 Activity                         405,296            -       256,651        -        -           -        -            -
                                    ===========================================================================================


Year to Date- Oct-01 to Jan 02
------------------------------
Funding                               5,821,050    2,960,860             -        -        -           -        -            -
Intercompany Charges                  9,547,929            -     2,378,713        -        -     543,763        -       11,461
Return Of Funds                               -            -             -        -        -           -        -            -
AR-Receipts received by Exds, Inc.   (1,320,311)           -             -        -        -           -        -            -

                                    -------------------------------------------------------------------------------------------
Due from (To) Exds, Inc. 1/31/02     14,048,668    2,960,860     2,378,713        -        -     543,763        -       11,461
                                    ===========================================================================================



                                     GC Ire     Ex Sing     EX Aus     GC Aus       EX HK        GOL Jap    EX Canada      Total
                                    ------------------------------------------------------------------------------------------------

Current Month-Jan 02
--------------------
Funding                                                                                        2,200,000                 2,200,000
Intercompany Charges                                       222,385                (1,173,779)    445,586      448,507    1,281,265
Return Of Funds                                                                                                                  -
AR-Receipts received by Exds, Inc.                                                               (64,679)    (384,080)  (1,125,378)

                                    ------------------------------------------------------------------------------------------------
Jan 02 Activity                            -          -    222,385          -     (1,173,779)  2,580,907       64,427    2,355,887
                                    ================================================================================================


Year to Date- Oct-01 to Jan 02
------------------------------
Funding                                    -          -          -          -        181,305   4,960,186            -   13,923,402
Intercompany Charges                       -     95,642  1,515,051        (31)    (1,308,864)  3,364,173    3,891,171   20,039,008
Return Of Funds                            -          -    (31,604)         -              -           -   (2,449,950)  (2,481,554)
AR-Receipts received by Exds, Inc.         -          -    (44,337)         -              -  (1,231,453)    (540,670)  (3,136,771)

                                    ------------------------------------------------------------------------------------------------
Due from (To) Exds, Inc. 1/31/02           -     95,642  1,439,110        (31)    (1,127,559)  7,092,906      900,550   28,344,084
                                    ================================================================================================

Note: Included in November 01 funding for Japan and Hong Kong subsidiary was reimbursement of
      Account Receivable receipts collected by EXDS, Inc.

   EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                    Reporting Period:  January-2002
                                                                                                        Form: Mor 4
                                                             STATUS OF POSTPETITION TAXES

                                                     Beginning      Amount                           Ending
                                                        Tax       Withheld or      Amount              Tax               Date
                                                     Liability      Accrued         Paid            Liability            Paid
   Federal
   Income                                                           7,034,736       7,034,736                            (1)
   FICA-Employee                                                    2,179,330       2,179,330                            (1)
   FICA-Employer                                                    2,179,330       2,179,330                            (1)
   Unemployment                                                       118,291         118,291
   Medicare/ disability                                             1,036,827       1,036,827                            (1)
   Other
                                                    --------------------------------------------------------------
      Total Federal Taxes                                          12,548,514      12,548,514
                                                    --------------------------------------------------------------

   State and Local
   Income                                                           1,481,647       1,481,647                            (1)
   Sales                                                932,538     1,184,235         932,538           1,184,235        (2)
   Excise
   Unemployment                                                       584,253         584,253                            (1)
   Real Property
   Personal Property
   Other                                                                                                                 (1)
                                                    --------------------------------------------------------------
      Total State and Local                             932,538     3,250,135       2,998,438           1,184,235
                                                    --------------------------------------------------------------

               Total Taxes                              932,538    15,798,649      15,546,952           1,184,235
                                                    ==============================================================

   Total Employee Count                                                 2,020
                                                                 =============


   (1) Paid 1/11 $7,799,817 and 1/24 $2,602,962,and  1/31 $4,211,635
   (2) Paid $813,909 and applied $118,629 of prior credits

                                                    AGING OF ACCOUNTS PAYABLE

                                 Current        0-30         31-60          61-90            Over 90             Total

   Accounts Payable aging       11,983,502    7,419,645                                                       19,403,147
                               =============================================================================================


EXDS, Inc. (f/k/a Exodus Communications, Inc.)                                  Reporting Period:     January-02
                                                                                                      Form: Mor 5

                            ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                   Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Accounts Receivable at the beginning of the reporting period                                     452,020,488
Net amounts billed during the period                                                                          30,393,329
Amounts collected during the period                                                                          (84,359,720)
Gross Receivables Sold to Cable & Wireless                                                                  (385,054,198)
Amounts written off                                                                                          (12,264,523)
                                                                                                      -------------------
Total Gross Accounts Receivable at the end of the reporting period                                               735,376
                                                                                                      -------------------
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                            Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old                                                                                                 114,649
91+ days old                                                                                                     620,727
                                                                                                       ------------------
Total Gross Accounts Receivable                                                                                  735,376
                                                                                                       ------------------
Less: Unearned Revenue, net of unbilled items & other accruals                                                    44,621
Less reserves
                                                                                                       ------------------
Accounts Receivable (Net)                                                                                        779,997
                                                                                                       ==================
                                                    DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                 Yes                No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business            X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)     X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation       X
    below.

4.  Are workers compensation, general liability and other necessary insurance                 X
    coverage's in effect?  If no, provide an explanation below.

Note (1): Nothing drawn against DIP at this time - funding from cash generated from continuing operations

Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of 1/31/02



                                                UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                            Case No  01-10542
American Information Systems, Inc.,                                         Reporting Period:   January-2002


                                                   MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document      Explanation
REQUIRED DOCUMENTS                                                          Form No.                Attached      Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                     MOR-1                   Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)           None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                     MOR-2                   Non Trading entity
Balance Sheet                                                               MOR-3                   Only Shell remains
Status of Postpetition Taxes                                                MOR-4                   None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4                   None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                MOR-5                   None
Debtor Questionnaire                                                        MOR-5                   None



                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                            Case No  01-10541
Arca Systems, Inc.,                                                         Reporting Period:          January-2002


                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Document      Explanation
REQUIRED DOCUMENTS                                                          Form No.                   Attached      Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                     MOR-1                            X
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)              Available upon request
     Copies of bank statements                                                                         Available upon request
     Cash disbursements journals                                                                       Available upon request
Statement of Operations                                                     MOR-2                            X
Balance Sheet                                                               MOR-3                            X
Status of Postpetition Taxes                                                MOR-4                            X
    Copies of IRS Form 6123 or payment receipt                                                         Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4                      Given on Balance Sheet
    Listing of aged accounts payable                                                                         X
Accounts Receivable Reconciliation and Aging                                MOR-5                            X
Debtor Questionnaire                                                        MOR-5                            X


Arca Systems, Inc.,                                                                    Reporting Period:      January-2002
                                                                                                                   Form: Mor 1

                                                          STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         current reporting      Cumulative filing
                                                                                               month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                  (166,511)              (857,777)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                              998                 53,633
        Non cash, merger, restructuring and asset impairment charges
        Non cash intercompany charges                                                            8,781               (139,373)
        Remeasurement (gain) loss on Euro denominated senior notes
        Provision of Bad Debt                                                                                         368,004
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable                                                                    (78,131)              (147,581)
        Prepaid expenses and other current assets                                                                      54,569
        Accounts payable                                                                          (601)                18,441
        Accrued expenses                                                                        (4,385)              (236,774)
        Accrued interest payable
                                                                                ----------------------------------------------
Net cash used for operating activities                                                        (239,849)              (886,858)
                                                                                ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                     145,000                847,841
    Increase of restricted cash equivalents and investments
    Other assets                                                                                13,068                 25,679
                                                                                ----------------------------------------------
Net cash used for investing activities                                                         158,068                873,520
                                                                                ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                ----------------------------------------------
Net cash provided by financing activities
                                                                                ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                           (81,781)               (13,338)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                               119,034                 50,591
                                                                                ----------------------------------------------
Cash and cash equivalents at end of period                                                      37,253                 37,253
                                                                                ==============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                 256,827              1,108,382
                                                                                ==============================================



Arca Systems, Inc.,                                                      Reporting Period:             January-2002
                                                                                                        Form: Mor 2
                                                 STATEMENT OF OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  current reporting          Cumulative filing
                                                                                        month                     to date
---------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                              66,631                 (12,659)

Total Cost of Goods Sold                                                                  152,028                 550,584

                                                                                -------------------------------------------------
    Gross Margin                                                                          (85,397)               (563,243)

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                        44,737                 161,575
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                       36,377                 100,377
GW Amort & Other Intangibles
                                                                                -------------------------------------------------
  Total Operating Expenses                                                                 81,114                 261,952
                                                                                -------------------------------------------------

    Operating Margin                                                                     (166,511)               (825,195)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense                                                                                                      32,582
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                                -------------------------------------------------
                     Total Other Expenses / (Income)                                                               32,582
                                                                                -------------------------------------------------

  Profit / (Loss) before Tax                                                             (166,511)               (857,777)
  Tax

                                                                                -------------------------------------------------
  Profit / (Loss) after Tax                                                              (166,511)               (857,777)

  Cumulative Effect on SAB 101

                                                                                -------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                         (166,511)               (857,777)
                                                                                =================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                         4,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim                                                                                60,000
Other Reorganization Expenses                                                              36,377                  36,377
                                                                                -------------------------------------------------
                                                                                           36,377                 100,377
                                                                                =================================================


Arca Systems, Inc.,                                               Reporting Period:          January-2002
                                                                                              Form: Mor 3
                          BALANCE SHEET
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Book value at end
                                                                               of current               Book value
                                                                           reporting month         September 30, 2001
-----------------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                         37,253                50,591
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                765,893               986,316
Other Current Assets                                                                                    54,569
                                                                             ------------------------------------------------
  Total Current Assets                                                           803,146             1,091,476
                                                                             ------------------------------------------------

Fixed Assets, Gross                                                            1,380,335             1,380,335
Accumulated Depreciation                                                      (1,338,741)           (1,285,108)
                                                                             ------------------------------------------------
  Property and Equipment, Net                                                     41,594                95,227
                                                                             ------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits                                                             6,957                32,636
Investments
Other Assets
                                                                             ------------------------------------------------
  Total Other Assets                                                               6,957                32,636
                                                                             ------------------------------------------------
    Total Assets                                                                 851,697             1,219,339
                                                                             ================================================


Current Liabilities:
Accounts Payable                                                                  25,762                 9,520
Intercompany Payables                                                            708,468
Deferred Revenue
Merger & Restructuring Accrual                                                     4,216
Accrued Expenses Payable                                                         246,216               547,206
                                                                             ------------------------------------------------
  Total Current Liabilities                                                      984,662               556,726
                                                                             ------------------------------------------------

Deferred Rent
                                                                             ------------------------------------------------
  Total Long Term Liabilities
                                                                             ------------------------------------------------
    Total Liabilities not Subject to Compromise                                  984,662               556,726
                                                                             ------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual                                              87,499                27,499
Unsecured Debt - AP & Accruals                                                     5,599                 3,400
Unsecured Debt - Intercompany Payables                                         1,687,562             1,687,562
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                             ------------------------------------------------
Total Liabilities subject to Compromise                                        1,780,660             1,718,461
                                                                             ------------------------------------------------
    Total Liabilities                                                          2,765,322             2,275,187
                                                                             ------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                       781,073               781,073
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                           (2,694,698)           (1,836,921)
Dividends
                                                                             ------------------------------------------------
Total Shareholders Equity                                                     (1,913,625)           (1,055,848)
                                                                             ------------------------------------------------
    Total Liabilities & Shareholders Equity                                      851,697             1,219,339
                                                                             ================================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise



Arca Systems, Inc.,                                                                         Reporting Period:     January-2002
                                                                                                                  Form: Mor 4
                                                     STATUS OF POSTPETITION TAXES

                                                     Beginning           Amount                           Ending
                                                        Tax           Withheld or        Amount              Tax           Date
                                                     Liability          Accrued          Paid            Liability         Paid
Federal
-------
Income                                                                    32,612          32,612                            (1)
FICA-Employee                                                             11,858          11,858                            (1)
FICA-Employer                                                             11,858          11,858                            (1)
Unemployment                                                                 728            728
Medicare/ disability                                                       5,547           5,547                            (1)
Other
                                                  -------------------------------------------------------------------
   Total Federal Taxes                                                    62,603          62,603
                                                  -------------------------------------------------------------------

State and Local
---------------
Income                                                                    10,211          10,211                            (1)
Sales
Excise
Unemployment                                                               1,199           1,199
Real Property
Personal Property
Other
                                                  -------------------------------------------------------------------
   Total State and Local                                                  11,410          11,410
                                                  -------------------------------------------------------------------

            Total Taxes                                                   74,013          74,013
                                                  ===================================================================

Total Employee Count                                                          13
                                                                  ===============

(1) Paid 1/11 $48,996, 1/25 $16,950 and 1/31 $8,067


                                                    AGING OF ACCOUNTS PAYABLE

                                       Current         0-30           31-60           61-90            Over 90             Total

Accounts Payable aging                  9,056           4,756            730          11,220                               25,762
                                     =============================================================================================


Arca Systems, Inc.,                                                          Reporting Period:           January-02
                                                                                                        Form: Mor 5

                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                948,129
Net amounts billed during the period
Amounts collected during the period
Amount of returned check from Dec 01                                                                               11,500
                                                                                                   -----------------------
Total Accounts Receivable at the end of the reporting period                                                      959,629
                                                                                                   -----------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                                    25,380
31 - 60 days old                                                                                                   97,615
61 - 90 days old                                                                                                  138,501
91+ days old                                                                                                      698,133
                                                                                                   -----------------------
Total Accounts Receivable                                                                                         959,629
                                                                                                   -----------------------
Less reserves                                                                                                    (644,009)
Plus unbilled work                                                                                                450,273
                                                                                                   -----------------------
Accounts Receivable (Net)                                                                                         765,893
                                                                                                   =======================

                                                  DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                       Yes                No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business                                    X
    this reporting period?  If yes, provide an explanation below.

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)           X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation             X
    below.

4.  Are workers compensation, general liability and other necessary insurance                       X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account



                                              UNITED STATES BANKRUPTCY COURT
                                                   DISTRICT OF DELAWARE


                                                                       Case No  01-10544
Cohesive Technology Solutions, Inc.,                                   Reporting Period:________January-2002__


                                                 MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------
                                                                                                Document     Explanation
REQUIRED DOCUMENTS                                                     Form No.                 Attached     Attached
---------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)            Available upon request
     Copies of bank statements                                                                  Available upon request
     Cash disbursements journals                                                                Available upon request
Statement of Operations                                                MOR-2                         X
Balance Sheet                                                          MOR-3                         X
Status of Postpetition Taxes                                           MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                                  Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                   MOR-4                    Given on Balance Sheet
    Listing of aged accounts payable                                                            None
Accounts Receivable Reconciliation and Aging                           MOR-5                    None
Debtor Questionnaire                                                   MOR-5                         X



Cohesive Technology Solutions, Inc.,                                             Reporting Period:           January-2002
                                                                                                              Form: Mor 1

                                                       STATEMENT OF CASH FLOWS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                           current reporting    Cumulative filing
                                                                                                month                to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                      53,085            (5,098,366)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization
        Non cash, merger, restructuring and asset impairment charges
        Non cash intercompany charges
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets                                                                       (2,497)
        Accounts payable
        Accrued expenses                                                                         (61,475)           (1,860,136)
        Accrued interest payable
                                                                                 ----------------------------------------------
Net cash used for operating activities                                                            (8,390)           (6,960,999)
                                                                                 ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                        76,624             6,790,851
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                 ----------------------------------------------
Net cash used for investing activities                                                            76,624             6,790,851
                                                                                 ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                 ----------------------------------------------
Net cash provided by financing activities
                                                                                 ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                              68,234              (170,148)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                (140,816)               97,566
                                                                                 ----------------------------------------------
Cash and cash equivalents at end of period                                                       (72,582)              (72,582)
                                                                                 ==============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                       6,678,870
                                                                                 ==============================================


Cohesive Technology Solutions, Inc.,                                       Reporting Period:     January-2002
                                                                                                 Form: Mor 2
                                                 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                    current reporting       Cumulative filing
                                                                                         month                  to date
--------------------------------------------------------------------------------------------------------------------------------
Total Revenue
Total Cost of Goods Sold                                                                     (31,948)            3,107,437

                                                                                ------------------------------------------------
    Gross Margin                                                                              31,948            (3,107,437)

Operating Expenses:
Research & Development                                                                                              76,425
Sales                                                                                         (8,262)               76,620
Marketing                                                                                       (399)               16,556
G&A                                                                                          (12,476)            1,815,314
Merger, Restructuring & Asset Impairment Charges
Reorganization Items                                                                                                10,000
GW Amort & Other Intangibles
                                                                                ------------------------------------------------
  Total Operating Expenses                                                                   (21,137)            1,994,915
                                                                                ------------------------------------------------

    Operating Margin                                                                          53,085            (5,102,352)

Other Expenses / (Income)
Interest Income                                                                                                     (3,986)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                                ------------------------------------------------
                      Total Other Expenses / (Income)                                                               (3,986)
                                                                                ------------------------------------------------

  Profit / (Loss) before Tax                                                                  53,085            (5,098,366)
  Tax

                                                                                ------------------------------------------------
  Profit / (Loss) after Tax                                                                   53,085            (5,098,366)

  Cumulative Effect on SAB 101

                                                                                ------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                              53,085            (5,098,366)
                                                                                ================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees                                                                                         10,000
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                                ------------------------------------------------
                                                                                                                    10,000
                                                                                ================================================


Cohesive Technology Solutions, Inc.,                            Reporting Period:        January-2002
                                                                                         Form: Mor 3
                         BALANCE SHEET
----------------------------------------------------------------------------------------------------------------
                                                                 Book value at end
                                                                     of current                Book value
                                                                  reporting month          September 30, 2001
----------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                          97,566
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivables                                                  36,521,870           44,507,841
Other Current Assets                                                           7,397                4,901
                                                               -------------------------------------------------
  Total Current Assets                                                    36,529,267           44,610,308
                                                               -------------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                               -------------------------------------------------
  Property and Equipment, Net
                                                               -------------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                               -------------------------------------------------
  Total Other Assets
                                                               -------------------------------------------------
    Total Assets                                                          36,529,267           44,610,308
                                                                ================================================


Current Liabilities:
Cash Overdraft (see note)                                                     72,582                         (1)
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                       3,862            2,858,676
                                                               -------------------------------------------------
  Total Current Liabilities                                                   76,444            2,858,676
                                                               -------------------------------------------------

Deferred Rent
                                                               -------------------------------------------------
  Total Long Term Liabilities
                                                               -------------------------------------------------
    Total Liabilities not Subject to Compromise                               76,444            2,858,676
                                                               -------------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals                                               125,203              325,646
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                               -------------------------------------------------
Total Liabilities subject to Compromise                                      125,203              325,646
                                                               -------------------------------------------------
    Total Liabilities                                                        201,647            3,184,322
                                                               -------------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                               111,438,701          111,438,701
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                      (75,111,081)         (70,012,715)
Dividends
                                                               -------------------------------------------------
Total Shareholders Equity                                                 36,327,620           41,425,986
                                                               -------------------------------------------------
   Total Liabilities & Shareholders Equity                               36,529,267           44,610,308
                                                               =================================================

Note:  With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise
Note (1): Cash is drawn on a zero balance account and the over withdrawal represents Outstanding payroll checks


Cohesive Technology Solutions, Inc.,                                                         Reporting Period:     January-2002
                                                                                                                    Form: Mor 4
                                                   STATUS OF POSTPETITION TAXES

                                                   Beginning      Amount                           Ending
                                                      Tax       Withheld or      Amount              Tax               Date
                                                   Liability      Accrued         Paid            Liability            Paid
Federal
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ---------------------------------------------------------------
   Total Federal Taxes
                                                  ---------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ---------------------------------------------------------------
    Total State and Local
                                                  ---------------------------------------------------------------

            Total Taxes
                                                  ===============================================================


Total Employee Count                                                               (1)
                                                               ==============


(1) All Employees were transferred to EXDS, Inc. as of 1/1/02


                                                    AGING OF ACCOUNTS PAYABLE

                                       Current        0-30         31-60          61-90            Over 90             Total

Accounts Payable aging
                                     ==========================================================================================


Cohesive Technology Solutions, Inc.,                                         Reporting Period:         January-02
                                                                                                       Form: Mor 5

                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                          Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   --------------------

 --------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                   Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================


                                                 DEBTOR QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                   Yes              No
------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business             X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)      X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation        X
    below.

4.  Are workers compensation, general liability and other necessary insurance                  X
    coverages in effect?  If no, provide an explanation below.

Note (1): Funded via intercompany account
Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of 1/31/02


                                               UNITED STATES BANKRUPTCY COURT
                                                    DISTRICT OF DELAWARE


                                                                          Case No 01-10545
GlobalCenter, Inc.,                                                       Reporting Period:    January-2002


                                                  MONTHLY OPERATING REPORT
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                  Document     Explanation
REQUIRED DOCUMENTS                                                        Form No.                Attached     Attached
-----------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                   MOR-1                        X
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (CON'T)           Petty cash only
     Copies of bank statements                                                                    Bank account closed
     Cash disbursements journals                                                                  Bank account closed
Statement of Operations                                                   MOR-2                        X
Balance Sheet                                                             MOR-3                        X
Status of Postpetition Taxes                                              MOR-4                        X
    Copies of IRS Form 6123 or payment receipt                                                    Available upon request
    Copies of tax returns filed during reporting period                                           Available upon request
Summary of Unpaid Postpetition Debts                                      MOR-4                   Intercompany debt
    Listing of aged accounts payable                                                              None
Accounts Receivable Reconciliation and Aging                              MOR-5                        X
Debtor Questionnaire                                                      MOR-5                        X



GlobalCenter, Inc.,                                                              Reporting Period:           January-2002
                                                                                                              Form: Mor 1

                                                       STATEMENT OF CASH FLOWS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          current reporting     Cumulative filing
                                                                                                month                 to date
---------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                      (2,535)         (229,497,788)
    Adjustments to reconcile net loss to net cash used for operating activities:
        Depreciation and amortization                                                                                3,259,620
        Non cash, merger, restructuring and asset impairment charges                                               224,561,143
        Non cash reorganization charges                                                                              1,579,446
        Non cash intercompany billed revenue and charges                                           2,535                 2,535
        Remeasurement (gain) loss on Euro denominated senior notes
        Amortization of deferred stock compensation
        Loss on equity method investments
    Changes in operating assets and liabilities
        Accounts receivable
        Prepaid expenses and other current assets                                                                       94,023
        Accounts payable
        Accrued expenses
        Accrued interest payable
                                                                                 ----------------------------------------------
Net cash used for operating activities                                                                                  (1,021)
                                                                                 ----------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                 ----------------------------------------------
Net cash used for investing activities
                                                                                 ----------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                 ----------------------------------------------
Net cash provided by financing activities
                                                                                 ----------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                                    (1,021)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                         1,021
                                                                                 ----------------------------------------------
Cash and cash equivalents at end of period
                                                                                 ==============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 ----------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                                 ==============================================



GlobalCenter, Inc.,                                                    Reporting Period:            January-2002
                                                                                                     Form: Mor 2
                                               STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
                                                                                current reporting      Cumulative filing
                                                                                      month                 to date
------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                                    5,355

Total Cost of Goods Sold                                                                   570               3,100,191

                                                                       ------------------------------------------------
    Gross Margin                                                                          (570)             (3,094,836)

Operating Expenses:
Research & Development                                                                                           9,237
Sales                                                                                                           26,264
Marketing                                                                                                          206
G&A                                                                                      1,965                 386,619
Merger, Restructuring & Asset Impairment Charges                                                           225,917,311
Reorganization Items                                                                                            85,700
GW Amort & Other Intangibles
                                                                       ------------------------------------------------
  Total Operating Expenses                                                               1,965             226,425,337
                                                                       ------------------------------------------------

    Operating Margin                                                                    (2,535)           (229,520,173)

Other Expenses / (Income)
Interest Income                                                                                                (22,385)
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                       ------------------------------------------------
                    Total Other Expenses / (Income)                                                            (22,385)
                                                                       ------------------------------------------------

  Profit / (Loss) before Tax                                                            (2,535)           (229,497,788)
  Tax

                                                                       ------------------------------------------------
  Profit / (Loss) after Tax                                                             (2,535)           (229,497,788)

  Cumulative Effect on SAB 101
                                                                       ------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                        (2,535)           (229,497,788)
                                                                       ================================================


MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                                 85,700
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                       ------------------------------------------------
                                                                                                                85,700
                                                                       ================================================



GlobalCenter, Inc.,                                             Reporting Period:        January-2002
                                                                                         Form: Mor 3
                         BALANCE SHEET
-------------------------------------------------------------------------------------------------------------------
                                                                     Book value at end           Book value
                                                                         of current          September 30, 2001
                                                                      reporting month
-------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                           1,021
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable
Other Current Assets                                                         536,386           12,197,587
                                                                ------------------------------------------
  Total Current Assets                                                       536,386           12,198,608
                                                                ------------------------------------------

Fixed Assets, Gross                                                          200,025          234,642,305      (1)
Accumulated Depreciation                                                                      (10,638,185)
                                                                ------------------------------------------
  Property and Equipment, Net                                                200,025          224,004,120
                                                                ------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                ------------------------------------------
  Total Other Assets
                                                                ------------------------------------------
    Total Assets                                                             736,411          236,202,728
                                                                ==========================================

Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                ------------------------------------------
  Total Current Liabilities
                                                                ------------------------------------------

Deferred Rent                                                                                   4,191,110
                                                                ------------------------------------------
  Total Long Term Liabilities                                                                   4,191,110
                                                                ------------------------------------------
    Total Liabilities not Subject to Compromise                                                 4,191,110
                                                                ------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Unsecured Debt - Intercompany Payables                                   405,956,457          407,490,897
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                ------------------------------------------
Total Liabilities subject to Compromise                                  405,956,457          407,490,897
                                                                ------------------------------------------
    Total Liabilities                                                    405,956,457          411,682,007
                                                                ------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital
Unrealized Gain/Loss Available                                              (308,884)             (65,905)
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                     (404,911,162)        (175,413,374)
Dividends
                                                                ------------------------------------------
Total Shareholders Equity                                               (405,220,046)        (175,479,279)
                                                                ------------------------------------------
    Total Liabilities & Shareholders Equity                                  736,411          236,202,728
                                                                ==========================================


Note (1): The January 2002 financials reflect the sales of substantially all the assets to Digital Island Inc.,
Note:  With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


GlobalCenter, Inc.,                                                                          Reporting Period:  January-02
                                                                                                                Form: Mor 4
                                                STATUS OF POSTPETITION TAXES

                                                     Beginning       Amount                       Ending
                                                        Tax       Withheld or     Amount           Tax             Date
                                                     Liability      Accrued        Paid         Liability          Paid
Federal
-------
Income
FICA-Employee
FICA-Employer
Unemployment
Medicare/ disability
Other
                                                  ------------------------------------------------------------
   Total Federal Taxes
                                                  ------------------------------------------------------------

State and Local
Income
Sales
Excise
Unemployment
Real Property
Personal Property
Other
                                                  ------------------------------------------------------------
   Total State and Local
                                                  ------------------------------------------------------------

            Total Taxes
                                                  ============================================================


Note: Pay through Exodus, Inc


                                                    AGING OF ACCOUNTS PAYABLE

                                       Current         0-30          31-60         61-90         Over 90           Total

Accounts Payable aging
                                     =====================================================================================



GlobalCenter, Inc.,                                                          Reporting Period:         January-02
                                                                                                       Form: Mor 5

                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                            Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   --------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   -------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                     Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   --------------------
Total Accounts Receivable
                                                                                                   --------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   --------------------
Accounts Receivable (Net)
                                                                                                   ====================


                                                 DEBTOR QUESTIONNAIRE
------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                                    Yes              No
------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business               X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)        X
    account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation          X
    below.

4.  Are workers compensation, general liability and other necessary insurance                    X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account

Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of 1/31/02



                                                   UNITED STATES BANKRUPTCY COURT
                                                        DISTRICT OF DELAWARE


                                                                                Case No 01-10546
GlobalCenter Holding, Co.,                                                      Reporting Period:       January-2002


                                                      MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Document       Explanation
REQUIRED DOCUMENTS                                                              Form No.             Attached       Attached
--------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                         MOR-1                Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)           MOR-1 (CON'T)        None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                         MOR-2                Non Trading entity
Balance Sheet                                                                   MOR-3                Only Shell remains
Status of Postpetition Taxes                                                    MOR-4                None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                            MOR-4                None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                    MOR-5                None
Debtor Questionnaire                                                            MOR-5                None



                                              UNITED STATES BANKRUPTCY COURT
                                                   DISTRICT OF DELAWARE


                                                                         Case No  01-10548
KeyLabs, Inc.,                                                           Reporting Period:      January-2002


                                                 MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Document     Explanation
REQUIRED DOCUMENTS                                                       Form No.               Attached     Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                  MOR-1                       X
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)          No operational bank account
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                  MOR-2                       X
Balance Sheet                                                            MOR-3                       X
Status of Postpetition Taxes                                             MOR-4                  No employees
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                  Intercompany debt
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                             MOR-5                       X
Debtor Questionnaire                                                     MOR-5                       X



KeyLabs, Inc.,                                                               Reporting Period:          January-2002
                                                                                                         Form: Mor 1

                                                    STATEMENT OF CASH FLOWS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                    current reporting      Cumulative filing
                                                                                           month                 to date
-------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                 10,000            (3,823,502)
    Adjustments to reconcile net loss to net cash used for operating activities:
       Depreciation and amortization
       Non cash, merger, restructuring and asset impairment charges                                             3,699,593
       Non cash intercompany charges
       Remeasurement (gain) loss on Euro denominated senior notes
       Provision of Bad Debt                                                                (10,000)              123,536
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable                                                                                         16,600
       Prepaid expenses and other current assets
       Accounts payable
       Accrued expenses
       Accrued interest payable
                                                                                ---------------------------------------------
Net cash used for operating activities                                                                             16,227
                                                                                ---------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Receipts from (funding of) other subsidiaries entities                                                       (455,707)
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                ---------------------------------------------
Net cash used for investing activities                                                                           (455,707)
                                                                                ---------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                ---------------------------------------------
Net cash provided by financing activities
                                                                                ---------------------------------------------

Net increase (decrease) in cash and cash equivalents                                                             (439,480)
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period                                                                  439,480
                                                                                ---------------------------------------------
Cash and cash equivalents at end of period
                                                                                =============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                ---------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees                                                    484,930
                                                                                =============================================


KeyLabs, Inc.,                                                         Reporting Period:            January-2002
                                                                                                     Form: Mor 2
                                               STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
                                                                               current reporting       Cumulative filing
                                                                                       month                  to date
--------------------------------------------------------------------------------------------------------------------------------
Total Revenue                                                                                                       50

Total Cost of Goods Sold

                                                                                ------------------------------------------------
    Gross Margin                                                                                                    50

Operating Expenses:
Research & Development
Sales
Marketing
G&A                                                                                    (10,000)                123,959
Merger, Restructuring & Asset Impairment Charges                                                             3,699,593
Reorganization Items
GW Amort & Other Intangibles
                                                                                ------------------------------------------------
  Total Operating Expenses                                                             (10,000)              3,823,552
                                                                                ------------------------------------------------

    Operating Margin                                                                    10,000              (3,823,502)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                                ------------------------------------------------
                    Total Other Expenses / (Income)
                                                                                ------------------------------------------------

  Profit / (Loss) before Tax                                                            10,000              (3,823,502)
  Tax

                                                                                ------------------------------------------------
  Profit / (Loss) after Tax                                                             10,000              (3,823,502)

  Cumulative Effect on SAB 101

                                                                                ------------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                        10,000              (3,823,502)
                                                                                ================================================

MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                                ------------------------------------------------

                                                                                ================================================


KeyLabs, Inc.,                                                    Reporting Period:          January-2002
                                                                                              Form: Mor 3
                          BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------
                                                                        Book value at end         Book value
                                                                            of current        September 30, 2001
                                                                         reporting month
--------------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents                                                                              439,480
Marketable Securities
Trade A/R, net of allowance for doubtful accounts                                                      170,136
Intercompany Receivable                                                           30,000             5,587,192
Other Current Assets
                                                                       ---------------------------------------------
  Total Current Assets                                                            30,000             6,196,808
                                                                       ---------------------------------------------

Fixed Assets, Gross
Accumulated Depreciation
                                                                       ---------------------------------------------
  Property and Equipment, Net
                                                                       ---------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                       ---------------------------------------------
  Total Other Assets
                                                                       ---------------------------------------------
    Total Assets                                                                  30,000             6,196,808
                                                                       =============================================

Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable
                                                                       ---------------------------------------------
  Total Current Liabilities
                                                                       ---------------------------------------------

Deferred Rent
                                                                       ---------------------------------------------
  Total Long Term Liabilities
                                                                       ---------------------------------------------

   Total Liabilities not Subject to Compromise
                                                                       ---------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                       ---------------------------------------------
Total Liabilities subject to Compromise
                                                                       ---------------------------------------------
    Total Liabilities
                                                                       ---------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                                           2,343,306
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                               30,000             3,853,502
Dividends
                                                                       ---------------------------------------------
Total Shareholders Equity                                                         30,000             6,196,808
                                                                       ---------------------------------------------
    Total Liabilities & Shareholders Equity                                       30,000             6,196,808
                                                                       =============================================


Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


KeyLabs, Inc.,                                                               Reporting Period:          January-2002
                                                                                                        Form: Mor 5

                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                                Amount
---------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period                                                 99,522
Net amounts billed during the period
Amounts collected during the period                                                                               (10,000)
Amounts written off
                                                                                                   -----------------------
Total Accounts Receivable at the end of the reporting period                                                       89,522
                                                                                                   -----------------------

---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                         Amount
---------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old                                                                                                       89,522
                                                                                                   -----------------------
Total Accounts Receivable                                                                                          89,522
                                                                                                   -----------------------
Less reserves                                                                                                     (89,522)
Plus unbilled work
                                                                                                   -----------------------
Accounts Receivable (Net)
                                                                                                   =======================


                                                  DEBTOR QUESTIONNAIRE
---------------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                              Yes          No
---------------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)  X account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account

Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of 1/31/02


                                                  UNITED STATES BANKRUPTCY COURT
                                                       DISTRICT OF DELAWARE


                                                                            Case No 01-10549
Planet, Inc.,                                                               Reporting Period:       January-2002


                                                     MONTHLY OPERATING REPORT
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Document          Explanation
REQUIRED DOCUMENTS                                                          Form No.                Attached          Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                     MOR-1                   Non Trading entity
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (CON'T)           None
     Copies of bank statements
     Cash disbursements journals
Statement of Operations                                                     MOR-2                   Non Trading entity
Balance Sheet                                                               MOR-3                   Only Shell remains
Status of Postpetition Taxes                                                MOR-4                   None
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                        MOR-4                   None
    Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging                                MOR-5                   None
Debtor Questionnaire                                                        MOR-5                   None



                                                UNITED STATES BANKRUPTCY COURT
                                                     DISTRICT OF DELAWARE


                                                                         Case No 01-10551
Service Metrics, Inc.                                                    Reporting Period:       January-2002


                                                   MONTHLY OPERATING REPORT

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Document      Explanation
REQUIRED DOCUMENTS                                                       Form No.                Attached      Attached
---------------------------------------------------------------------------------------------------------------------------------
Statement of Cash Flows                                                  MOR-1                         X
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)           No bank account
     Copies of bank statements                                                                   Available upon request
     Cash disbursements journals                                                                 Available uXpon request
Statement of Operations                                                  MOR-2                         X
Balance Sheet                                                            MOR-3                         X
Status of Postpetition Taxes                                             MOR-4                         X
    Copies of IRS Form 6123 or payment receipt                                                   Available upon request
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                     MOR-4                   Given on Balance Sheet
    Listing of aged accounts payable                                                                   X
Accounts Receivable Reconciliation and Aging                             MOR-5                         X
Debtor Questionnaire                                                     MOR-5                         X



Service Metrics, Inc.                                                              Reporting Period:         January-2002
                                                                                                              Form: Mor 1

                                                       STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                        current reporting      Cumulative filing
                                                                                              month                to date
--------------------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities
    Net Loss                                                                                                        (3,286,214)
    Adjustments to reconcile net loss to net cash used for operating activities:
       Depreciation and amortization                                                                                   445,105
       Non cash, merger, restructuring and asset impairment charges                                                  1,167,607
       Non cash reorganization charges
       Non cash intercompany charges                                                                                 1,626,503
       Remeasurement (gain) loss on Euro denominated senior notes
       Amortization of deferred stock compensation
       Loss on equity method investments
    Changes in operating assets and liabilities
       Accounts receivable
       Prepaid expenses and other current assets
       Accounts payable
       Accrued expenses                                                                                                  3,258
       Accrued interest payable
                                                                                   --------------------------------------------
Net cash used for operating activities                                                                                 (43,741)
                                                                                   --------------------------------------------

Cash flows from investing activities
    Capital expenditures
    Proceeds from sales of fixed assets                                                                                 43,741
    Receipts from (funding of) other subsidiaries entities
    Increase of restricted cash equivalents and investments
    Other assets
                                                                                   --------------------------------------------
Net cash used for investing activities                                                                                  43,741
                                                                                   --------------------------------------------

Cash flows from financing activities
    Proceeds from issuance of common stock. Net
                                                                                   --------------------------------------------
Net cash provided by financing activities
                                                                                   --------------------------------------------

Net increase (decrease) in cash and cash equivalents
    Effects of exchange rates on cash and cash equivalents
Cash and cash equivalents at beginning of period
                                                                                   --------------------------------------------
Cash and cash equivalents at end of period
                                                                                   ============================================

---------------------------------------------------------------------------------------------------------------------------------
                                    DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
---------------------------------------------------------------------------------------------------------------------------------

                                                                                   --------------------------------------------
Total disbursements for calculating US. Trustee quarterly fees
                                                                                   ============================================

Note: The January 2002 financials reflect the sales of substantially all the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31, 2002.


Service Metrics, Inc.                                            Reporting Period:          January-2002
                                                                                            Form: Mor 2
                                          STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------------------------
                                                                   current reporting       Cumulative filing
                                                                         month                  to date
-------------------------------------------------------------------------------------------------------------
Total Revenue
Total Cost of Goods Sold                                                                              10,443

                                                                 --------------------------------------------
    Gross Margin                                                                                     (10,443)

Operating Expenses:
Research & Development                                                                                13,146
Sales                                                                                                  4,016
Marketing                                                                                              4,969
G&A                                                                                                  412,531
Merger, Restructuring & Asset Impairment Charges                                                   2,841,379
Reorganization Items                                                                                    (270)
GW Amort & Other Intangibles
                                                                 --------------------------------------------
  Total Operating Expenses                                                                         3,275,771
                                                                 --------------------------------------------

    Operating Margin                                                                              (3,286,214)

Other Expenses / (Income)
Interest Income
Interest Expense
Other Income
Other Expense
Net Loss From Equity Investment
Intercompany Expense / (Income)

                                                                  --------------------------------------------
                 Total Other Expenses / (Income)
                                                                  --------------------------------------------

  Profit / (Loss) before Tax                                                                      (3,286,214)
  Tax

                                                                  --------------------------------------------
  Profit / (Loss) after Tax                                                                       (3,286,214)

  Cumulative Effect on SAB 101

                                                                  --------------------------------------------
    Profit / (Loss) after Tax &
    Cumulative Effect on SAB 101                                                                  (3,286,214)
                                                                  ============================================



MEMO:
Reorganization expenses included above
Professional Fees
U.S. Trustee Quarterly Fees
(Gain) Loss from Sale of Assets                                                                         (270)
Provision for Lease Rejection Claim
Other Reorganization Expenses
                                                                 --------------------------------------------
                                                                                                        (270)
                                                                 ============================================
Note:  The January 2002 financials reflect the sales of substantially all the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31, 2002.


Service Metrics, Inc.                                            Reporting Period:          January-2002
                                                                                            Form: Mor 3
                         BALANCE SHEET
--------------------------------------------------------------------------------------------------------------
                                                                     Book value at
                                                                     end of current             Book value
                                                                    reporting month        September 30, 2001
--------------------------------------------------------------------------------------------------------------
Current Assets:
Cash and Cash Equivalents
Marketable Securities
Trade A/R, net of allowance for doubtful accounts
Intercompany Receivable                                                                            1,626,503
Other Current Assets
                                                                 --------------------------------------------
  Total Current Assets                                                                             1,626,503
                                                                 --------------------------------------------

Fixed Assets, Gross                                                                                5,743,676   (1)
Accumulated Depreciation                                                                          (4,087,222)
                                                                 --------------------------------------------
  Property and Equipment, Net                                                                      1,656,454
                                                                 --------------------------------------------

Restricted Cash Equivalents and Investments
LT Prepaids & Deposits
Investments
Other Assets
                                                                 --------------------------------------------
  Total Other Assets
                                                                 --------------------------------------------
    Total Assets                                                                                   3,282,957
                                                                 ============================================

Current Liabilities:
Accounts Payable
Intercompany Payables
Deferred Revenue
Merger & Restructuring Accrual
Accrued Expenses Payable                                                          3,258
                                                                 --------------------------------------------
  Total Current Liabilities                                                       3,258
                                                                 --------------------------------------------

Deferred Rent
                                                                 --------------------------------------------
  Total Long Term Liabilities
                                                                 --------------------------------------------
    Total Liabilities not Subject to Compromise                                   3,258
                                                                 --------------------------------------------

Liabilities Subject to Compromise
Unsecured Debt - Interest Payable
Unsecured Debt - Restructure Accrual
Unsecured Debt - AP & Accruals
Secured Debt - Loans & Leases
Senior Notes
Convertible Debt
                                                                 --------------------------------------------
Total Liabilities subject to Compromise
                                                                 --------------------------------------------
    Total Liabilities                                                             3,258
                                                                 --------------------------------------------

Shareholders Equity
Capital Stock
Additional Paid in Capital                                                   19,148,477           19,148,477
Unrealized Gain/Loss Available
Exchange Difference
Deferred Stock Compensation
Accumulated Deficit                                                         (19,151,735)         (15,865,520)
Dividends
                                                                 --------------------------------------------
Total Shareholders Equity                                                        (3,258)           3,282,957
                                                                 --------------------------------------------
    Total Liabilities & Shareholders Equity                                                        3,282,957
                                                                 ============================================

Note (1): The January 2002 financials reflect the sales of substantially all the assets to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of January 31,2002.
Note: With the exception of liabilities approved by the court as payable, pre-petition debt is recorded under debts subject to compromise


Service Metrics, Inc.                                                        Reporting Period:          January-2002
                                                                                                         Form: Mor 5

                           ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                                            Amount
---------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period
Net amounts billed during the period
Amounts collected during the period
Amounts written off
                                                                                                   ------------------------
Total Accounts Receivable at the end of the reporting period
                                                                                                   ------------------------

---------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                                                                     Amount
---------------------------------------------------------------------------------------------------------------------------
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
                                                                                                   ------------------------
Total Accounts Receivable
                                                                                                   ------------------------
Less future billing
Less reserves
Plus unbilled work
Other
                                                                                                   ------------------------
Accounts Receivable (Net)
                                                                                                   ========================

                                                   DEBTOR QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------------------------
Must be completed each month                                                               Yes            No
----------------------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business         X
    this reporting period?  If yes, provide an explanation below. (2)

2.  Have any funds been disbursed from any account other than a debtor in possession  (1)  X account this reporting period?  If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation    X
    below.

4.  Are workers compensation, general liability and other necessary insurance              X
    coverages in effect?  If no, provide an explanation below.

(1) Funded via intercompany account
Note (2): Substantially all of the assets were sold to Digital Island Inc., a subsidiary of Cable and Wireless plc, as of 1/31/02